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                                                       Deutsche Asset Management

Emerging Markets Equity
Institutional and Investment Class

Supplement dated September 18, 20000 (Replacing Supplement dated August 7, 2000) April 6, 2000 to Prospectuses dated February 28, 2000

The following replaces the "Portfolio Managers" section in the Fund's
Prospectuses:

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Ong Eng-Hock, CFA, Director of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1992
 .  12 years of investment industry experience
 .  Analyst specializing in emerging markets of Asia, in particular, Malaysia, the Indian sub-continent and Korea
 .  MBA, University of Singapore

Gavin Grant, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1997
 .  9 years of investment industry experience
 .  Analyst with an emphasis on the Latin American markets
 . Associate of the Institute of Investment Management and Research . MA, Investment Analysis, Sterling University

Richard Rothwell, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1997
 . Portfolio manager, Hermes Investment Management Limited; 1993-1997 . 6 years of investment industry experience
 .  Analyst with an emphasis on emerging markets
 .  MA, Natural Services, St. John's College, Cambridge University

                                                                 A Member of the
                                                      Deutsche Bank Group [LOGO]


              Please Retain This Supplement for Future Reference

Morgan Grenfell Investment Trust
SUPP354 (9/00)
CUSIP: 61735K109